                       WARNER HOME VIDEO/CRITICS' CHOICE
                       ---------------------------------

                      DIRECT MARKETING LICENSE AGREEMENT
                      ----------------------------------

This Agreement is entered into as of February 22, 1994, by and between WARNER HOME VIDEO, a Division of Time Warner Entertainment Company, L.P. ("WHV"), whose address is 4000 Warner Boulevard, Burbank, California 91522 and CRITICS' CHOICE VIDEO, INC. ("Critics' Choice"), whose address is 800 West Thorndale Avenue, Itasca, Illinois 60143.

     1. DEFINITIONS: As used in this Agreement, the following terms shall have
        -----------
the following meanings:

          (a) "Audiovisual Work(s)": A series of related images which are shown
              ---------------------
by the use of machines or devices, such as projectors, viewers, or electronic equipment, together with accompanying sounds, such as films or tapes, in which the works are embodied. "Audiovisual Works" as defined herein shall be deemed to refer to the Video Software which is the subject matter of this Agreement.

          (b) "Continuity Series": An arrangement under which programs in a
              -------------------
Series are shipped to customers at intervals on a subscription basis.

          (c) "Direct Marketing Distribution": The distribution of Video Devices
              -------------------------------
direct to consumers for Home Video Exhibition through any direct mail or mail order distribution method wherein the consumer uses the mail, or other direct delivery method, to purchase or receive Video Devices, including, without limitation, direct mail sales, mail order catalogue sales, Video Club Plan distribution, space advertising sales, insert program sales, television and cable and/or radio broadcast, and telephone order distribution, but specifically excluding Continuity Series.

          (d) "Home Video Exhibition": The private, non-public exhibition in
              -----------------------
homes and residences of Audiovisual Works by means of Video Devices where no exhibition, admission, viewing or other fee is charged to anyone for the exhibition of the Video Device(s) and where there is no public performance of any form or type. "Home Video Exhibition" as herein defined shall not include free television exhibition, cable television exhibition, pay or subscription television exhibition, video on demand, or theatrical exhibition.

          (e) "Net Paid Revenues": The gross amounts actually invoiced by
              -------------------
Critics' Choice from the sale or other distribution of Video Devices (excluding shipping and handling charges charged to the consumer) less (i) any sales, excise, use and value-added taxes (collectively, "taxes") incurred in connection with the distribution of such Video Devices, (ii) any actual returns as provided for hereunder, and (iii) any actual bad debts. The amount of such deductions for actual bad debts and actual returns shall not, in the aggregate, exceed ten percent (10%) of the amount invoiced by Critics' Choice in connection with the distribution of the Video Devices. It is specifically understood and agreed that Critics' Choice shall not deduct any sums from gross revenues as a reserve for future returns.

          (f) "New Release": The initial release of a Title by WHV for Home
              -------------
Video Exhibition in the Territory, or the re-release of any Title, as designated by WHV in WHV's sole discretion for such exhibition in the Territory.

          (g) "Release Date": The date of initial release or re-release, of
              --------------
Video Software, as determined on a Title by Title basis, by WHV for Home Video Exhibition in the Territory, such date to be determined by WHV in WHV's sole and absolute discretion.

          (h) "Series": A group of Audiovisual Works connected by a common plot,
              --------
theme or subject matter.

          (i) "Territory": The United States, its territories and possessions,
              -----------
excluding Puerto Rico, and Canada.

          (j) "Term of this Aqreement": The period of time commencing as of the
              ------------------------
date hereof, and terminating three (3) years thereafter.

          (k) "Video Club Plan Distribution": Any direct response plan or
              ------------------------------
arrangement through which a consumer purchases Video Devices according to terms offered by Critics' Choice including, without limitation, a Video Club Plan whereby (i) Video Devices are shipped automatically to consumers at specific intervals, (ii) consumers may, at their option, purchase any number of Video Devices, by Title, from a catalog, or (iii) any combination or variation of (i) and (ii) herein, but expressly excluding Continuity Series.

          (l) "Video Device(s)": Any form of one-half inch (1/2") videocassette
              -----------------
embodying the Video Software on which Audiovisual Works can be recorded which, when used in conjunction with video hardware, can be exhibited visually (whether or not synchronized with sound) on the screen of a television receiver or any device comparable to a television receiver now known or hereafter known or in existence, and is sold in its original shrink-wrapped packaging.

          (m) "Video Software": All Video Devices embodying Audiovisual Works
              ----------------
which are licensed to MGM/UA Home Video by Turner Entertainment Company ("TEC") pursuant to that certain August 25, 1986 Agreement entered into between TEC and MGM/UA Home Entertainment Group, as MGM/UA Home Video's predecessor in interest, for which WHV has Direct Marketing Distribution rights which (i) had an initial theatrical release prior to December 31, 1986, (ii) are released by WHV as of a specific Release Date for Home Video Exhibition in the Territory during the Term of this Agreement, (iii) are not withdrawn by WHV pursuant to Paragraph 7, and
(iii) are designated by WHV as being covered by the terms of this Agreement. Individually, the Video Software sometimes may be referred to as a "Title".

2. GRANT OF RIGHTS:
   ---------------

          (a) Right to Advertise, Distribute and Sell Video Devices: WHV hereby
              -----------------------------------------------------
grants to Critics' Choice solely for the purpose of sale by means of Direct Marketing Distribution, the non-exclusive right, privilege and license during the Term of this Agreement, in the Territory, to advertise, distribute and sell for Home Video Exhibition, those Video Devices embodying that Video Software described herein which are purchased by Critics' Choice from WHV hereunder, pursuant to the terms and conditions set forth in this Agreement.

          (b) Riqht to Purchase Video Devices: WHV hereby grants to Critics'
              -------------------------------
Choice the right to purchase Video Devices embodying that certain Video Software which WHV releases for distribution in the Home Video market in the Territory. The within described grant of rights shall include that Video Software which (i) has been made available by WHV for distribution as of the Release Date as described in this Agreement, and has not been withdrawn pursuant to Paragraph 7, as of the date of full execution of this Agreement, and (ii) is described in Subparagraph l.(m) above.

          (c) Reservation of Rights: Any rights not specifically granted to
              ---------------------
Critics' Choice hereunder are hereby reserved by and to WHV. Except as specifically set forth herein, Critics' Choice shall have no rights whatsoever with respect to the Video Devices and the Video Software embodied thereon, and nothing herein contained shall prohibit WHV from making use of the Video Software and Video Devices for any purpose whatsoever.

     3. TRADEMARKS, PROMOTION AND ADVERTISING RIGHTS:
        --------------------------------------------
          (a) Use of Trademarks, Tradenames, Logos: WHV hereby grants to
              ------------------------------------
Critics' Choice the non-exclusive right, during the Term, to use, at WHV's direction and subject to WHV's prior written approval, those trademarks, tradenames, logos, labels and artwork owned, controlled, or distributed by WHV and MGM/UA, in connection with the promotion, advertising, distribution and sale of the Video Devices.

          (b) Use of Names/Likenesses: To the extent that WHV holds such rights,
              -----------------------
WHV hereby grants to Critics' Choice, during the Term, the non-exclusive right to use, at WHV's direction and subject to WHV's prior written approval, the names, likenesses and voices of the performers and any other individuals who have performed services in connection with the Video Software, including biographical material furnished by WHV to Critics'

Choice for advertising and promoting the Video Software, in connection therewith, and on packaging therefor; provided, however, if WHV does not have any of these rights, WHV will notify Critics' Choice in writing no later than thirty (30) days after receipt of Critics' Choice's initial request therefor regarding such Title.

          (c) Advertising: To the extent that WHV holds such rights, WHV hereby
              -----------
grants to Critics' Choice, during the Term of this Agreement, the non-exclusive right to advertise, promote and publicize the Video Software in any medium. Such advertising, promotion and publicity may include synopsis or excerpts limited to two (2) minutes of the Video Software Title(s), or the pre-existing advertisements, publicity pieces and promotional materials, in whole or in part, related to such Video Software Title(s) as provided to Critics' Choice pursuant to Paragraph 8 hereof.

          (d) Critics' Choice Trademarks: Critics' Choice shall have the right
              --------------------------
to affix any of its labels, trademarks, service marks, tradenames, logos, designs or artwork ("Critics' Choice's Trademarks") on the outside of the shrink-wrapped packaging for the Video Devices thereof, and on any promotional, publicity or advertising materials used in the distribution by Critics' Choice of such Video Devices; provided, however, that Critics' Choice's Trademarks shall not be larger than the largest similar mark of MGM/UA or WHV, or of the Video Software Title as mentioned by name, or of any individual mentioned anywhere on such Video Software Packaging.

     4. ADVANCE: Critics' Choice shall pay to WHV a non-returnable and non-
        -------
refundable Advance which is recoupable against the royalties payable to WHV pursuant to Paragraph 5, in the sum of One Million Two Hundred Thousand Dollars ($1,200,000) as follows:

          (a) Two Hundred and Forty Thousand Dollars ($240,000) shall be paid to WHV upon execution of this agreement by Critics' Choice;

          (b) Four Hundred and Eighty Thousand Dollars ($480,000) shall be paid to WHV no later than February 1, 1995; and

          (c) Four Hundred and Eighty Thousand Dollars ($480,000) shall be paid to WHV no later than February 1, 1996.

Such amounts shall be paid to WHV on the dates set forth above irrespective of whether the royalties accrued to Critics' Choice's account exceed the advances already paid as of such dates.

     5. ROYALTIES: Critics' Choice shall pay to WHV royalties based on Net
        ---------
Paid Revenues as follows:

          (a) High List Videos: With respect to one hundred percent (100%)
              ----------------
of Net Paid Revenues derived from Video Devices distributed by Critics' Choice for which WHV's suggested retail price is Twenty Dollars ($20.00) or higher, Critics' Choice shall pay to WHV royalties as follows:

              (i) For any Video Device sold by Critics' Choice at Nineteen Dollars and Ninety-Nine Cents ($19.99) or less, Critics' Choice shall pay to WHV a royalty of Three Dollars ($3.00) per Video Device; and

              (ii) For any Video Device sold by Critics' Choice at Twenty Dollars ($20.00) or higher, Critics' Choice shall pay to WHV a royalty of fifteen percent (15%) of Critics' Choice's actual Net Paid Revenues per Video Device.

          (b) Low List Videos: With respect to one hundred percent (100%)
              ---------------
of Net Paid Revenues derived from Video Devices distributed by Critics'
Choice for which WHV's suggested list price is Nineteen Dollars and Ninety-Nine Cents ($19.99) or less, Critics' Choice shall pay to WHV royalties as follows:

              (i) For any Video Device sold by Critics' Choice at Nine Dollars and Ninety-Nine Cents ($9.99) or less, Critics' Choice shall pay to WHV a royalty of One Dollar and Fifty Cents ($1.50) per Video Device; and

              (ii) For any Video Device sold by Critics' Choice at Ten Dollars ($10.00) or higher, Critics' Choice shall pay to WHV a royalty of fifteen percent (15%) of Critics' Choice's actual Net Paid Revenues per Video Device.

        (c) Inventory Prior to Term: Critics' Choice shall have no obligation
            -----------------------
to pay royalties to WHV for Video Devices which are in Critics' Choice's inventory on or before the commencement of the Term of this Agreement. A complete statement of the Video Devices in Critics' Choice's inventory as of the commencement of the Term of this Agreement, which statement is subject to audit by WHV, is attached hereto as Schedule "B".

        (d) Price Changes: WHV will use its best efforts to notify Critics'
            -------------
Choice of any change in the suggested list price of a Title prior to the effective date of such price change; provided, however, any inadvertent breach of this Subparagraph shall not be a material breach hereof.

     6. RELEASE DATES:
        -------------

        (a) Release Date: Subject to Subparagraph 6.(b) below, Critics'
            ------------
Choice shall have the right to advertise, market and distribute for Home Video Exhibition in the Territory, Video

Devices embodying any given Video Software Title at the same time and as of the same date as WHV's published Release Date for that particular Title.

          (b) New Releases: Notwithstanding the foregoing, any New Releases
              ------------
of a Title shall not be offered by Critics' Choice for sale, or other distribution, at a loss, or as a "loss leader" as that term is used in consumer advertising and marketing, or included in advertising which solicits new members for any Video Club Plan Distribution, during the first ninety (90) days from and after the Release Date of such Title.

     7. WITHDRAWAL OF TITLE(S):
        ----------------------

          (a) Reasons for Withdrawal: WHV shall have the right to withdraw
              ----------------------
any Video Software Title and terminate WHV's obligations under this Agreement with respect to any particular Video Software ("Withdrawal") if (i) WHV's right in such particular Title terminates, (ii) in WHV's sole judgment, withdrawal is prudent to minimize the possible damage to WHV from any pending, threatened, or possible lawsuit or proceeding, (iii) the payments which WHV is required to make to third parties as a result of sales of the Video Devices are equal to or exceed the royalties payable to WHV hereunder, unless Critics' Choice agrees to pay to WHV the full amount of such third party payments (in addition to any other amounts which Critics' Choice owes WHV for such sales), in which event Critics' Choice may continue to distribute hereunder, or (iv) WHV withdraws a Title for any other reason from all of the Territory.

          (b) Withdrawal Shall Not Constitute Breach: It is understood and
              --------------------------------------
agreed that withdrawal pursuant to this Paragraph shall not constitute a breach of WHV's obligations under this Agreement, and shall not affect any Video Devices previously sold by Critics' Choice.

          (c) Withdrawal of Titles: Upon receipt of notice from WHV regarding
              --------------------
withdrawal of any Title, Critics' Choice shall cease advertising, promoting or offering such Video Software for sale, and Critics' Choice shall return to WHV all such Video Devices which are in Critics' Choice's inventory together with all advertising and other materials relating to such Video Software supplied by WHV. Critics' Choice shall also revise Critics' Choice's advertising and promotional materials to indicate that such Video Software is not longer available. If necessary, and upon WHV's specific written request, Critics' Choice shall discontinue fulfilling existing orders, or orders which may be in the process of transmittal to Critics' Choice, for those Video Software Titles which WHV has withdrawn and which Critics' Choice had been advertising, promoting or offering. Upon return to WHV of all such Video Devices, WHV shall credit to Critics' Choice the manufacturing cost of each of the Video Devices so returned, plus reasonable shipping charges.

     8. PHYSICAL MATERIALS IN CONNECTION WITH MANUFACTURING AND
        -------------------------------------------------------
        PROMOTIONAL RIGHTS:
        ------------------

          (a) Advertising, Publicity and Promotion Materials: WHV will deliver
              ----------------------------------------------
to Critics' Choice at such place within the Territory as Critics' Choice may reasonably designate, promptly after Critics' Choice's request therefor, a reasonable quantity of pre-existing advertisements, publicity pieces and promotion materials concerning each of the Video Software Titles as WHV may have available, including, but not limited to:

              (i)   a pressbook;

              (ii)  a synopsis of each Title, if such is available;

              (iii) color artwork in the form of slides, chromes, posters or otherwise;

              (iv) duplicate negatives and positive prints of black and white still photographs and color transparencies of color still photographs depicting scenes from the Video Software (on a Title by Title basis), the majority of which depict the principal performers. Each still photograph shall be accompanied by a notation identifying the persons and events depicted and shall be suitable for reproduction for advertising and publicity purposes;

              (v) a synopsis of and the guidelines for the advertising credits that are to be used for distribution of the Video Devices; and

              (vi)  a list of the principal performers and their roles.

          (b) Costs of Materials: Critics' Choice shall pay WHV for all
              ------------------
costs incurred by WHV in connection with duplicating and shipping the materials delivered pursuant to this Paragraph 8 promptly after notice to Critics'
Choice by WHV of such costs.

     9. MANUFACTURE OF VIDEO DEVICES:
        ----------------------------

          (a) Manufacture: WHV will manufacture, or cause to have manufactured,
              -----------
Video Devices during the Term of this Agreement. With WHV's consent, Critics' Choice shall not offer for sale for Direct Marketing Distribution any Video Device embodying the Video Software licensed hereunder which is not manufactured or caused to be manufactured by WHV. All Video Devices shall be sold in the original packages provided by WHV.

          (b) Pricing: Critics' Choice shall pay WHV for the Video Devices
              -------
which WHV manufactures or causes to have manufactured, in accordance with the prices listed on Schedule "A" attached hereto which prices may increase or decrease from time to time in WHV's sole discretion; provided, however, any aggregate price increase shall be in direct proportion to those price increases incurred by or passed back to WHV; and, provided further, WHV shall pass back to Critics' Choice any price decrease which equals or exceeds fifteen percent (15%) of the price(s) listed on Schedule "A".

          (c) Delivery: Critics' Choice shall place orders for Video Devices
              --------
in writing and WHV will attempt to deliver finished product within thirty
(30) days of receipt of Critics' Choice's order subject to the terms of Paragraph 10. If WHV anticipates that WHV will not be able to fulfill any such order in the quantities stated in such order, and within such thirty
(30) day time period, WHV will notify Critics' Choice of such delayed delivery, including the approximate delivery dates, within twenty-one (21) days of receipt of Critics' Choice's order. Any failure to deliver Video Devices to Critics' Choice within such thirty (30) day time period shall not be a breach hereof, and WHV shall not be obligated to fill any order for any Video Software in a format which is not then being distributed by WHV in that format for Home Video Exhibition.

          (d) Shipment: WHV will ship the Video Devices F.O.B. Critics'
              --------
Choice's warehouse located at 800 West Thorndale, Itasca, Illinois 60143.
WHV shall be obligated only to bulk ship the Video Devices to one destination as stated herein; Critics' Choice will pay all costs of shipping. Critics' Choice shall bear the cost of shipping, risk of loss and cost of insurance for shipping to the destination designated by Critics' Choice as stated above.

     10. PAYMENT FOR VIDEO DEVICES: Payment for all Video Devices ordered
         -------------------------
and shipped to Critics' Choice shall be made in accordance with the terms of WHV's invoice(s) therefor, and pursuant to WHV's terms of sale in effect at the time of invoicing. Unless otherwise stated, payment shall be made by Critics' Choice within thirty (30) days of invoicing by WHV to Critics' Choice. All orders are subject to Critics' Choice's maintaining good credit as determined by WHV in WHV's sole discretion, and, in accordance therewith, Critics' Choice shall provide to WHV credit information if so requested. Critics' Choice shall pay all sales and other taxes, and any other costs, associated with the sale and delivery of the Video Devices.

     11. FULFILLMENT:
         -----------

          (a) Fulfillment Services: Critics' Choice shall be responsible
              --------------------
for the fulfillment of all orders for Video Devices originating from Critics' Choice's offer(s) to consumers to purchase the Video Software, and, in connection therewith, Critics' Choice shall provide and be responsible for implementing and maintaining all fulfillment services which are customary in, and legally required by, the Direct Marketing Distribution of Video Devices.

          (b) Exploitation: Except as stated to the contrary in this Agreement,
              ------------
Critics' Choice shall have the right to exploit the Video Devices of the Audiovisual Works licensed hereby pursuant to the terms and conditions of this Agreement; provided, however, Critics' Choice may use such methods, policies and terms as it may determine, in its reasonable business judgment, are necessary to exploit the Video Devices of the Audiovisual Works as herein described.

          (c) Indemnity for Fulfillment: Critics' Choice shall, at Critics'
              -------------------------
Choice's sole expense, indemnify and hold WHV harmless from and against any and all claims, costs, liabilities, obligations, judgments or damages (including reasonable attorneys' fees) arising out of or in connection with any suit, proceeding, claim or demand brought against WHV in connection with Critics' Choice's fulfillment of, or failure to fulfill, all orders for Video Devices embodying the Video Software.

     12.  ALL SALES FINAL: All sales to Critics' Choice shall be final and
          ---------------
Critics' Choice shall have no right to return to WHV any unsold or returned Video Devices, except for defective Video Devices. Defective Video Devices may be returned directly to the duplicator, West Coast Duplicating, Inc. ("West Coast") at 1961 Stearman Avenue, Hayward, California 94545, not more frequently than semi-annually, at Critics' Choice's expense. Critics' Choice shall provide WHV with a list of the titles returned to West Coast at the time that the Video Devices are returned. West Coast shall check such Video Devices which Critics' Choice believes are defective pursuant to its standard quality control procedures. WHV will credit Critics' Choice for any Video Device which is determined to contain a manufacturer's defect. All other Video Devices shall be shipped back to Critics' Choice, at Critics' Choice's expense. Critics' Choice shall pay WHV, within thirty (30) days of receipt of an invoice, the cost of the quality control review in connection with those Video Devices found not to contain manufacturer's defects, not to exceed twenty five cents ($0.25) per unit.

     13.  TERMINATION AND POST-TERMINATION SALES:
          --------------------------------------

          (a) Sell Off Period: Subject to any restrictions to which Critics'
              ---------------
Choice may be subject, WHV agrees that during a period of six (6) months after the expiration or earlier termination of this Agreement (the "Sell-Off Period"), Critics' Choice may, in the same manner and to the same extent as during the Term of this Agreement, advertise, distribute and sell Video Software only if Critics' Choice has existing inventory of Video Devices in excess of orders received before such termination date; provided, however, Video Software which has been withdrawn pursuant to Paragraph 7 shall not be subject to the terms of this Paragraph 13, or any of its subparts. With respect to all other Video Software, Critics' Choice will continue to have the right to purchase inventory, but only to the extent necessary to fulfill orders received during the Term of the Agreement.

          (b) Payment of Royalties During Sell-Off Period: With respect
              -------------------------------------------
to all Video Devices distributed during the Sell-Off Period, WHV shall be paid royalties and rendered accounting statements with respect to such Video Devices in the same manner and on the same dates as during the Term hereof; provided, however, that Critics' Choice shall not be permitted to recoup its advances from royalties payable to WHV during the Sell-Off Period (unless the Agreement terminates as a result of WHV's breach of the Agreement).

          (c) Repurchase of Inventory: Following the expiration of the Term
              -----------------------
and Sell-Off Period, or earlier termination of this Agreement, Critics'
Choice shall notify WHV as to the number and type of Video Devices then remaining on hand, and WHV may, at WHV's option, repurchase any such Video Device(s), at the manufacturing cost paid by Critics' Choice for such Video Devices plus reasonable shipping charges, or, at WHV's option, WHV may instruct Critics' Choice to destroy such Video Devices. If any such Video Devices are destroyed, Critics' Choice shall furnish to WHV an affidavit or certified statement sworn to by an authorized officer of Critics' Choice. With respect to any such Video Device purchased by WHV as aforesaid, notwithstanding anything to the contrary contained in this Agreement, WHV will pay all excise taxes and any other amounts payable in connection with the sale by Critics' Choice to WHV of such Video Devices.

     14.  ROYALTY STATEMENTS:
          ------------------

          (a) Quarterly Accounting Statements: Critics' Choice shall compute
              -------------------------------

the royalties payable to WHV on a quarterly, calendar-year basis, and Critics' Choice shall render an accounting statement to WHV within forty-five (45) days following the end of each such quarterly accounting period, commencing on March 31, and continuing thereafter on June 30, September 30 and December 31. Each such quarterly accounting statement shall be accompanied by payment of the amounts due to WHV pursuant to such accounting statement. Each accounting statement shall show, on a Title by Title basis, the number of Video Devices distributed, the gross revenues invoiced therefor, the Net Paid Revenues, including the amounts deducted, if any, from gross revenues, the royalties earned, and the basis upon which the royalties have been calculated for the immediately preceding three month period.

          (b) Books and Records: Critics' Choice shall maintain accurate
              -----------------
and complete books and records in accordance with generally accepted accounting principles at Critics' Choice's principal place of business for a period of two (2) years from and after the end of the Term of this Agreement, and WHV shall have the right to examine such books and records at any time during Critics' Choice's normal business hours upon reasonable notice.

     15.  AUDIT:
          -----

          (a) Right of Audit: WHV shall have the right to examine such books and records at the location described in Subparagraph 14.(b), and to make copies thereof and extract excerpts therefrom, at any time during normal business hours for the purpose of verifying the accuracy of the quarterly accounting and royalty statements. This right of audit shall exist for the period of two (2) years from and after WHV receives any such statement and shall survive the Term of this Agreement.

          (b) Statement Binding: Unless WHV objects to a statement as described
              -----------------
below, all accounting statements rendered to WHV shall become conclusively binding on WHV at the end of the two (2) year period described above. WHY shall have the right to audit Critics' Choice's books for the period of time covered by the statement.

          (c) Objections: If WHV has any objections to a statement rendered
              ----------
pursuant hereto, WHV shall give Critics' Choice specific notice in writing of the objection within two (2) years after WHV either receives the objectionable accounting entry pursuant to a regularly conducted audit, whichever is later. WHV shall, at WHV's option, commence an audit with respect to any such objection within the two (2) year period referred to herein, or within one (1) year from the notice stating the objection, whichever is later.

          (d) Underpayment: If WHV discovers an underpayment by Critics'
              ------------
Choice, then Critics' Choice shall immediately pay WHV all sums due and owing with interest thereon at the prime rate of interest plus two percent (2%) during the period of time such sums were due and owing, but were not paid, to WHV. If there is a discrepancy in connection with such underpayment of more than ten percent (105), then Critics' Choice shall reimburse WHV for all costs of the audit.

     16.  REPRESENTATIONS AND WARRANTIES:
          ------------------------------

          (a) WHV's Representations and Warranties: WHV warrants, represents,
              ------------------------------------
covenants and agrees that:

              (i) WHV has the right and power to enter into and fully perform this Agreement, including the right to grant to Critics' Choice the rights as provided for hereunder; and

              (ii) To the best of WHV's knowledge, there is no litigation, proceeding or claim pending or threatened pertaining to the Video Software which may materially affect WHV's rights in and to the Video Software, or the works and performances embodied thereon, the copyrights pertaining thereto, or the rights, licenses and privileges granted to Critics' Choice pursuant to this Agreement.

          (b) Critics' Choice Representations and Warranties: Critics' Choice
              ----------------------------------------------
warrants, represents, covenants and agrees that:

              (i) Critics' Choice has the right, power and authority to enter into and fully perform this agreement;

              (ii) Critics' Choice shall comply with all credit, trademark and copyright obligations;

              (iii) Critics' Choice shall maintain accurate books of accounts in connection with all distribution and sales pursuant to this Agreement, including without limitation, the information required in order to comply with the terms of Paragraph 14;

              (iv) Critics' Choice is not now, nor during the Term of this Agreement shall Critics' Choice be, under any obligation, contractual or otherwise, to any other person, firm, or corporation that conflicts, interferes or is inconsistent with any of the provisions of this Agreement or any of the rights granted to Critics' Choice hereunder;

              (v) Critics' Choice shall not advertise or promote the Video Software in a manner which is disparaging of the Titles licensed hereby, including with limit, the persons and/or the entities associated therewith, or of WHV, WHV's affiliated companies, or WHV's employees, officers and directors;

              (vi) to the best of Critics' Choice's knowledge, there is no litigation, proceeding or claim pending or threatened against Critics' Choice which may materially affect Critics' Choice's right to enter into and perform this Agreement;

              (vii) Critics' Choice shall not edit, modify or couple any other Video software devices with any of WHV's Video Devices; and

              (viii) Critics' Choice shall not pledge, mortgage or in any way encumber, or permit any pledge, mortgage or encumbrance of this Agreement, the Video Software or Video Devices, or any other materials delivered pursuant to this Agreement.

     17.  INDEMNITY: Each party will at all times indemnify (the "Indemnitor")
          ---------
and hold harmless the other party (the "Indemnitee"), and any of its employees, subsidiaries, affiliated or related companies, from and against any and all claims, damages, liabilities, costs and expenses, including legal expenses and reasonable attorney's fees, arising out of any breach by the Indemnitor of any warranty, representation, covenant or agreement made by the Indemnitor pursuant to this Agreement. Prompt notice will be given by the Indemnitee to the Indemnitor of any claim to which this indemnity relates and the

Indemnitor shall have the right, at the Indemnitor's expense, to assume the handling, settlement or defense of such claim, including the hiring of attorneys. The Indemnitee shall cooperate with the Indemnitor in the defense and settlement of any such claim or litigation. The Indemnitor will reimburse the Indemnitee on demand for any payment made at any time after the date hereof with respect to any liability or claim to which the Indemnitee is entitled to be indemnified, provided that no such payment shall be made without the consent of the Indemnitor, which consent shall not be unreasonably withheld. The warranties made pursuant to Paragraph 16, and this within mutual indemnification, shall survive the expiration or earlier termination of this Agreement.

     18.  BREACH AND CURE: Neither party shall be entitled to recover damages
          ---------------
or terminate this Agreement by reason of any breach by the other party of any material obligation(s) hereunder unless such other party has failed to remedy such breach within thirty (30) days following receipt of written notice of such breach.

     19.  ASSIGNMENT: WHV shall have the right to assign this Agreement
          ----------
in whole or in part to an affiliate of: (i) WHV, (ii) Time Warner, Inc.
or (iii) MGM/UA Home Entertainment. Critics' Choice may not assign this Agreement without WHV's prior written consent, which shall not be unreasonably withheld.

     20.  NOTICES:
          -------

          (a) Method of Notice: Except as otherwise specifically provided
              ----------------
for herein, all notices hereunder shall be in writing and shall be given by personal delivery, registered or certified mail, or telegraph (prepaid), or telecopier with a copy sent by mail as provided for herein, at the respective addresses set forth below, or such other address or addresses as may be designated by either party by notice sent in accordance with the terms of this Paragraph. Such notices shall be deemed given when mailed, telecopies or delivered to a telegraph office, except that notice of change of address shall be effective only from the date of its receipt.

          (b) Addresses: Each notice shall be sent to Critics' Choice at
              ---------
800 West Thorndale, Itasca, Illinois 60143, ATTN: Herb Laney, President, with a copy to: Senior Vice President, General Counsel, at 680 North Lakeshore Drive, Chicago, Illinois 60611. Each notice shall be sent to WHV at 4000 Warner Boulevard, Burbank, California 91522, ATTN: Vice President, Operations, Warner Home Video, with a copy to: General Counsel, Warner Home Video, at the address set forth herein.

     21.  FORCE MAJEURE: IF, because of acts of God, inevitable accident,
          -------------
fire, lockout, strike or other labor dispute, riot or civil commotion, act of public enemy, enactment, rule, order, or act of any governmental or governmental instrumentality (whether federal, state, local or foreign), failure of technical facilities, failure or delay of transportation facilities, or other cause of a similar or different nature not reasonably with WHV's or Critics' Choice's control, WHV or Critics' Choice is materially hampered in the manufacture, distribution or sale of the Video Devices or otherwise in the performance of WHV's or Critics' Choice's respective obligations hereunder, then, for the duration of such contingency or for a period of six (6) months, whichever is shorter, either party may suspend or terminate this Agreement by providing written notice to the other to such effect. Nothing contained herein shall affect Critics' Choice's obligation under this Agreement to account to WHV and to pay royalties due to WHV pursuant to this Agreement.

     22.  ENTIRE AGREEMENT: This Agreement contains the entire understanding
          ----------------
of the parties hereto relating to the subject matter hereof and cannot be changed or modified except by a separate written document executed by both parties hereto.

     23.  WAIVER: A waiver by either party of any term or condition of this
          ------
Agreement in any instance shall not be deemed or construed as a waiver of such term or condition for the future, or of any subsequent breach thereof. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.

     24.  RELATIONSHIP OF PARTIES: Each of the parties hereto shall have
          -----------------------
the status of an independent contractor with respect to the other party, and nothing stated hereinabove shall be deemed to create between the parties a relationship of agency, employer and employee, partnership or similar relationship.

     25.  GOVERNING LAW: This Agreement shall be construed by and interpreted
          -------------
in accordance with the laws of the State of California applicable to agreements executed and intended to be wholly performed in the State of California.
Any action or proceeding arising out of this Agreement shall be instituted and tried only in the courts located in California and both parties hereby waive any right to institute or try any action or proceeding elsewhere with respect to the subject matter hereof.

     26.  HEADINGS: The Paragraph and other headings contained in this
          --------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     27.  SEVERABILITY: The invalidity or unenforceability of any provision
          ------------
of this Agreement shall in no way affect the validity or enforceability of any other provision of this Agreement, to the extent such is possible and to the extent such is not material to the performance by either party to this Agreement.

     28. CONFIDENTIALITY: All the terms and conditions of this Agreement shall remain confidential, and not public statement or other public announcement regarding this Agreement, in whole or in part, shall be released, issued or made without the prior mutual written approval of both Critics' Choice and WHV, except as may be required by law.

Very truly yours,

WARNER HOME VIDEO, a Division         ACCEPTED AND AGREED TO:
of Time Warner Entertainment          CRITICS' CHOICE VIDEO, INC.
Company, L.P.


       /s/ James Carowell                   /s/ Herbert M. Laney
By:__________________________          By:__________________________

           James Carowell                       Herbert M. Laney
Name:________________________          Name:________________________

       Exec. Vice President                        President
Its:_________________________          Its:_________________________

            2/22/94                                 2/15/94
Date:________________________          Date:________________________

                                 EXHIBIT "A"

                                    PRICES

                                (See attached)





























                                 Exhibit "A"

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV200180     FOR YOUR EYES ONLY     VHS     GOLD                     $3.47     $0.00     $0.00     $0.30     $3.65
MV200181     FRENCH LTS WOMAN     VHS                                $3.46     $0.00     $0.00     $0.00     $3.46
MV200240     MAN OF LA MANCHA     VHS                                $3.67     $0.00     $0.00     $0.00     $3.67
MV200249     ROCKY     VHS                                           $3.46     $0.08     $0.00     $0.00     $3.54
MV200250     ROCKY II     VHS                                        $3.46     $0.00     $0.00     $0.00     $3.54
MV200251     ANNIE HALL     VHS     SILVER                           $2.96     $0.08     $0.00     $0.45     $3.49
MV200252     PINK PANTHER STRIKES AGAIN     VHS                      $3.22     $0.00     $0.00     $0.00     $3.22
MV200261     CARRIE                                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV200293     WARGAMES     VHS                                        $3.36     $0.00     $0.00     $0.00     $3.36
MV200294     OCTOPUSSY     VHS     GOLD                              $3.58     $0.08     $0.00     $0.30     $3.96
MV200313     YENTL     VHS                                           $3.67     $0.00     $0.00     $0.00     $3.67
MV200423     200 MOTELS     VHS                                      $3.19     $0.00     $0.00     $0.00     $3.19
MV200482     LAST WALTZ, THE     VHS                                 $3.36     $0.00     $0.00     $0.00     $3.36
MV200588     DRAUGHTSMAN'S CONTRACT, THE     VHS                     $3.22     $0.00     $0.00     $0.00     $3.22
MV200663     HOW SUCCEED BUSINESS     VHS                            $3.46     $0.00     $0.00     $0.00     $3.46
MV200666     JACK GIANT KILLER     VHS                               $3.05     $0.00     $0.00     $0.00     $3.05
MV200751     XX JOURNEY CENTER EARTH     VHS                         $2.21     $0.00     $0.00     $0.53     $2.74
MV200752     XX ROBINSON CRUSOE-CARTOON     VHS                      $2.21     $0.00     $0.00     $0.53     $2.74
MV200784     XX ADVENTURES OF SINBAD-CARTOON     VHS                 $2.21     $0.00     $0.00     $0.53     $2.74
MV200785     XX MOBY DICK-CARTOON     VHS                            $2.40     $0.00     $0.00     $0.00     $2.40
MV200854     XX CONNECTICUT YANK-CARTOON     VHS                     $2.70     $0.00     $0.00     $0.53     $3.23
MV200896     XX LEGEND ROBIN HOOD-CARTOON     VHS                    $2.21     $0.00     $0.00     $0.53     $2.74
MV200898     XX PRINCE PAUPER-CARTOON     VHS                        $2.21     $0.00     $0.00     $0.53     $2.74
MV200899     XX ORBOTS: MASTER OF WORLD     VHS                      $2.21     $0.00     $0.00     $0.53     $2.74
MV200900     XX FROM EARTH TO MOON     VHS                           $2.21     $0.00     $0.00     $0.53     $2.74
MV200910     CLOUSEAU NAPOLEON     VHS                               $1.91     $0.00     $0.00     $0.53     $2.44
MV200911     ANT FROM UNCLE     VHS                                  $1.91     $0.00     $0.00     $0.53     $2.44
MV200912     XX TIJUANA-GO CROAK     VHS                             $1.91     $0.00     $0.00     $0.53     $2.44
MV200913     XX MISTERJAW-MONSTER     VHS                            $1.91     $0.00     $0.00     $0.53     $2.44
MV200914     ROLAND & RATFINK     VHS                                $1.91     $0.00     $0.00     $0.53     $2.44
MV200946     TWO FOR THE SEESAW     VHS                              $3.36     $0.00     $0.00     $0.00     $3.36
MV200947     CHILDREN'S HOUR     VHS                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV201044     XX MYSTERIOUS ISLAND     VMS                            $2.21     $0.00     $0.00     $0.53     $2.74
MV201045     XX SWISS FAMILY ROBIN     VHS                           $2.30     $0.00     $0.00     $0.00     $2.30
MV201046     XX KIDNAPPED     VHS                                    $2.21     $0.00     $0.00     $0.53     $2.74
MV201047     XX TRAVEL MARCO POLO     VHS                            $2.21     $0.00     $0.00     $0.53     $2.74
MV201077     GALAXY BEING     VHS                                    $2.40     $0.00     $0.00     $0.00     $2.40
MV201080     XX OFF ON A COMET     VHS                               $2.31     $0.00     $0.00     $0.53     $2.84
MV201090     100 DAYS OF DRAGON     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40
MV201091     MAN WITH THE POWER     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40
MV201104     XX APE SUZETTE     VHS                                  $1.91     $0.00     $0.00     $0.53     $2.44
MV201112     XX TALES WASH IRVING     VHS                            $2.21     $0.00     $0.00     $0.53     $2.74
MV201122     SUPPORT YOUR LOCAL GUNFIGHTER                           $3.05     $0.00     $0.00     $0.00     $3.05

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV201167     FORMS THINGS UNKNOWN     VHS                            $2.40     $0.00     $0.00     $0.00     $2.40
MV201168     SIXTH FINGER, THE     VHS                               $2.40     $0.00     $0.00     $0.00     $2.40
MV201169     INHERITORS, THE 1&2     VHS                             $3.15     $0.00     $0.00     $0.00     $3.15
MV201219     SEMI-TOUGH     VHS                                      $3.22     $0.00     $0.00     $0.00     $3.22
MV201245     DOGS OF WAR, THE     VHS                                $3.19     $0.00     $0.00     $0.00     $3.19
MV201257     GREAT ESCAPE, THE     VHS     DBLCPA                    $5.76     $0.00     $0.00     $0.45     $6.21
MV201259     MECHANIC, THE     SILVER                                $3.09     $0.00     $0.00     $0.45     $3.54
MV201260     THOMAS CROWN AFFAIR, THE     VHS                        $3.15     $0.00     $0.00     $0.00     $3.15
MV201261     KEEPER PURPLE TWILIGHT     VHS                          $2.40     $0.00     $0.00     $0.00     $2.40
MV201262     DEMON W/GLASS HND     VHS                               $2.40     $0.00     $0.00     $0.00     $2.40
MV201263     ZANTI MISFIT, THE     VHS                               $2.40     $0.00     $0.00     $0.00     $2.40
MV201265     IN HEAT OF NIGHT     VHS                                $3.22     $0.00     $0.00     $0.00     $3.22
MV201266     WESTSIDE STORY     VHS                                  $4.85     $0.08     $0.00     $0.00     $4.93
MV201268     MAGNIFICENT SEVEN     VHS                               $3.56     $0.00     $0.00     $0.00     $3.56
MV201272     FISTFUL OF DOLLARS     VHS                              $3.19     $0.00     $0.00     $0.00     $3.19
MV201288     SMILE     VHS                                           $3.32     $0.00     $0.00     $0.00     $3.32
MV201290     WHERE LILIES BLOOM     VHS                              $3.15     $0.00     $0.00     $0.00     $3.15
MV201305     THIEF     VHS     SILVER                                $3.47     $0.00     $0.00     $0.45     $3.92
MV201306     WHO'LL STOP T/RAIN     VHS                              $3.56     $0.00     $0.00     $0.00     $3.56
MV201307     APARTMENT, THE     VHS     SILVER                       $3.56     $0.00     $0.00     $0.00     $3.56
MV201320     FIDDLER ON THE ROOF     VHS     DBLCPR                  $5.96     $0.00     $0.00     $0.45     $6.49
MV201322     RAGING BULL     VHS     SILVER                          $3.47     $0.00     $0.00     $0.45     $3.92
MV201323     BUGS BUNNY SUPERSTAR     VHS                            $3.05     $0.00     $0.00     $0.00     $3.05
MV201330     HAIR     VHS                                            $3.46     $0.00     $0.00     $0.00     $3.46
MV201370     ALICES RESTAURANT     VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV201374     DANGER ZONE, THE     VHS                                $2.61     $0.00     $0.00     $0.00     $2.61
MV201392     THUNDERBOLT LIGHTFOOT     VHS     SILVER F              $3.27     $0.00     $0.00     $0.45     $3.72
MV201396     SOLDIER, THE     VHS                                    $2.40     $0.00     $0.00     $0.00     $2.40
MV201399     HANG EM HIGH     VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV201401     DR NO     VHS     GOLD                                  $3.23     $0.08     $0.00     $0.30     $3.61
MV201402     FROM RUSSIA W/LOVE     VHS     GOLD                     $3.27     $0.08     $0.00     $0.30     $3.65
MV201403     GOLDFINGER                                              $3.23     $0.08     $0.00     $0.30     $3.61
MV201404     THUNDERBALL     VHS     GOLD                            $3.58     $0.00     $0.00     $0.30     $3.96
MV201405     YOU ONLY LIVE TWICE     VHS     GOLD                    $3.37     $0.00     $0.00     $0.30     $3.75
MV201406     DIAMONDS ARE FOREVER     VHS     GOLD                   $3.37     $0.08     $0.00     $0.30     $3.75
MV201409     LONG GOODBYE, THE     VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV201418     LIVE AND LET DIE     VHS     GOLD                       $3.47     $0.08     $0.00     $0.30     $3.85
MV201419     MAN W/GOLDEN GUN     VHS     GOLD                       $3.47     $0.08     $0.00     $0.30     $3.85
MV201420     ON MAJESTY SECRET SVCE     VHS     GOLD                 $4.30     $0.08     $0.00     $0.30     $4.68
MV201421     SPY WHO LOVED ME     VHS     GOLD                       $3.47     $0.00     $0.00     $0.30     $3.05
MV201422     MOONRAKER     VHS     GOLD                              $3.47     $0.00     $0.00     $0.30     $3.85
MV201423     INVISIBLE ENEMY, THE     VHS                            $2.40     $0.00     $0.00     $0.00     $2.40
MV201424     MAN WAS NEVER BORN     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV201429     NIGHTMARE    VHS                                        $2.40     $0.00     $0.00     $0.00     $2.40
MV201444     633 SQUADRON    VHS                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV201446     SHOT IN THE DARK     VHS                                $3.19     $0.00     $0.00     $0.00     $3.19
MV201448     REVENGE PINK PANTHER     VHS                            $3.19     $0.00     $0.00     $0.00     $3.19
MV201454     ROLLING STNE 20YRS     VHS                              $3.15     $0.00     $0.00     $0.00     $3.15
MV201457     INVISIBLES, THE     VHS                                 $2.40     $0.00     $0.00     $0.00     $2.40
MV201461     SPECIMIN: UNKNOWN     VHS                               $2.40     $0.00     $0.00     $0.00     $2.40
MV201462     ARCHITECTS OF FEAR     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40
MV201463     SLEEPER     VHS     SILVER                              $2.92     $0.00     $0.00     $0.45     $3.37
MV201466     HOW MURDER YOUR WIFE     VHS                            $3.36     $0.00     $0.00     $0.00     $3.36
MV201480     FUN AND GAMES     VHS                                   $2.40     $0.00     $0.00     $0.00     $2.40
MV201481     O.B.I.T.     VHS                                        $2.40     $0.00     $0.00     $0.00     $2.40
MV201490     RUSSIANS ARE COMING     VHS     SILVER                  $3.47     $0.00     $0.00     $0.45     $3.92
MV201507     CUBA                                                    $3.46     $0.00     $0.00     $0.00     $3.46
MV201532     TOWER OF LONDON                                         $0.00     $0.00     $0.00     $0.00     $0.00
MV201533     BRIDGE AT BEMAGEN, THE     VHS                          $3.36     $0.00     $0.00     $0.00     $3.36
MV201557     DEFIANT ONES     SILVER                                 $3.06     $0.00     $0.00     $0.45     $3.51
MV201559     BREAKHART PASS     VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV201562     KING OF HEARTS--LTRBX     VHS                           $3.19     $0.00     $0.00     $0.00     $3.19
MV201572     FEASIBILITY STUDY     VHS                               $2.40     $0.00     $0.00     $0.00     $2.40
MV201573     CORPUS EARTHLING     VHS                                $2.40     $0.00     $0.00     $0.00     $2.40
MV201574     DO NOT OPEN DOOMSDAY     VHS                            $2.40     $0.00     $0.00     $0.00     $2.40
MV201575     BELLERO SHIELD, THE     VHS                             $2.40     $0.00     $0.00     $0.00     $2.40
MV201576     COLD HANDS WARM HEART     VHS                           $2.40     $0.00     $0.00     $0.00     $2.40
MV201577     FOR FEW DOLLARS MORE     VHS                            $3.56     $0.00     $0.00     $0.00     $3.56
MV201580     LA CAGE AUX FOLLES     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV201581     COLD TURKEY     VHS                                     $3.19     $0.00     $0.00     $0.00     $3.19
MV201582     IRMA LA DOUCE     VHS                                   $4.39     $0.00     $0.00     $0.00     $4.39
MV201583     WHERE'S POPPA     VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV201584     PARTY, THE     VHS                                      $3.15     $0.00     $0.00     $0.00     $3.15
MV201596     MUTANT, THE     VHS                                     $2.40     $0.00     $0.00     $0.00     $2.40
MV201597     MOONSTONE     VHS                                       $2.40     $0.00     $0.00     $0.00     $2.40
MV201598     BEHOLD, ECKI     VHS                                    $2.40     $0.00     $0.00     $0.00     $2.40
MV201604     BLACK STALLION, THE     VHS                             $3.36     $0.00     $0.00     $0.00     $3.36
MV201606     IT! TERROR FROM BEYOND     VHS                          $2.79     $0.00     $0.00     $0.00     $2.79
MV201618     HOLE IN THE HEAD, A     VHS                             $3.46     $0.00     $0.00     $0.00     $3.46
MV201630     BY LOVE POSSESSED                                       $3.36     $0.00     $0.00     $0.00     $3.36
MV201631     WAY WEST, THE                                           $3.46     $0.00     $0.00     $0.00     $3.46
MV201632     DAIRY OF A MADMAN                                       $0.00     $0.00     $0.00     $0.00     $0.00
MV201636     HONEY POT, THE                                          $3.67     $0.00     $0.00     $0.00     $3.67
MV201637     TOYS IN THE ATTIC                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV201643     MOBY DICK     VHS                                       $3.36     $0.00     $0.00     $0.00     $3.36
MV201647     CHITTY CHITTY BANG     VHS                              $4.54     $0.00     $0.00     $0.00     $4.54


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV201649     INHERIT THE WIND     VHS                                $3.56     $0.00     $0.00     $0.00     $3.56
MV201650     MISFITS, THE     VHS                                    $3.56     $0.00     $0.00     $0.00     $3.56
MV201701     PINK CHRISTMAS, A     VHS                               $1.05     $0.00     $0.00     $0.00     $1.85
MV201702     YOURS, MINE & OURS     VHS                              $3.32     $0.00     $0.00     $0.00     $3.32
MV201704     KILLING, THE     VHS                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV201713     CHAMELEON (OUTER LIMITS)     VHS                        $2.40     $0.00     $0.00     $0.00     $2.40
MV201714     TOURIST ATTRACTION     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40
MV201724     RED RIVER     VHS                                       $3.67     $0.00     $0.00     $0.00     $3.67
MV201734     MOULIN ROUGE     VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV201750     IT CRAWLD/WOODWORK     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40
MV201764     BANANAS     VHS                                         $2.96     $0.00     $0.00     $0.00     $2.96
MV201765     LOVE AND DEATH     VHS                                  $2.96     $0.00     $0.00     $0.00     $2.96
MV201770     BRANNIGAN     VHS                                       $3.32     $0.00     $0.00     $0.00     $3.32
MV201771     LEGEND OF THE LOST     VHS                              $3.22     $0.00     $0.00     $0.00     $3.22
MV201772     HORSE SOLDIERS    VHS                                   $3.36     $0.00     $0.00     $0.00     $3.36
MV201808     BORDERLAND, THE   VHS                                   $2.40     $0.00     $0.00     $0.00     $2.40
MV201809     HUMAN FACTOR, THE     VHS                               $2.40     $0.00     $0.00     $0.00     $2.40
MV201810     MICE, THE     VHS                                       $2.40     $0.00     $0.00     $0.50     $2.40
MV201811     CONTROLLED EXPRMNT     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40
MV201829     ZZZZZZZ     VHS                                         $2.40     $0.00     $0.00     $0.00     $2.40
MV201830     CHILDREN SPIDER COUNTY     VHS                          $2.40     $0.00     $0.00     $0.00     $2.40
MV201831     SECOND CHANCE     VHS                                   $2.40     $0.00     $0.00     $0.00     $2.40
MV201832     GUESTS, THE     VHS                                     $2.40     $0.00     $0.00     $0.00     $2.40
MV201833     SPECIAL ONE, THE     VHS                                $2.40     $0.00     $0.00     $0.00     $2.40
MV201834     PRODUCTION/DECAY     VHS                                $2.40     $0.00     $0.00     $0.00     $2.40
MV201863     TOM SAWYER     VHS                                      $3.19     $0.00     $0.00     $0.00     $3.19
MV201864     BLACK STALLION RETURNS     VHS                          $3.19     $0.00     $0.00     $0.00     $3.19
MV202000     HOUND OF THE BASKERVILLES                               $3.01     $0.00     $0.00     $0.00     $3.01
MV202006     CHATO'S LAND     VHS                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202009     KHARTOUM     VHS                                        $3.67     $0.00     $0.00     $0.00     $3.67
MV202012     WHITE BUFALO, THE     VHS                               $3.15     $0.00     $0.00     $0.00     $3.15
MV202015     VERA CRUZ     VHS                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV202031     SUPPORT LOCAL SHERIFF     VHS                           $3.05     $0.00     $0.00     $0.00     $3.05
MV202033     SCALPHUNTERS, THE     VHS                               $3.19     $0.00     $0.00     $0.00     $3.19
MV202034     CRY OF SILENCE     VHS                                  $2.40     $0.00     $0.00     $0.00     $2.40
MV202035     EXPANDING HUMAN     VHS                                 $2.40     $0.00     $0.00     $0.00     $2.40
MV202041     VIEW TO A KILL     VHS     GOLD                         $3.58     $0.08     $0.00     $0.30     $3.96
MV202059     MAN OF THE WEST     VHS                                 $3.15     $0.00     $0.00     $0.00     $3.15
MV202060     APACHE     VHS                                          $3.01     $0.00     $0.00     $0.00     $3.01
MV202062     WOLF 359     VHS                                        $2.40     $0.00     $0.00     $0.00     $2.40
MV202063     I ROBOT     VHS                                         $2.40     $0.00     $0.00     $0.00     $2.40
MV202078     ROAD TO HONG KONG     VHS                               $3.05     $0.00     $0.00     $0.00     $3.05
MV202079     WHAT'S NEW PUSSYCAT     VHS                             $3.22     $0.00     $0.00     $0.00     $3.22


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202084     ROCKY IV     VHS                                        $3.05     $0.08     $0.00     $0.53     $3.13
MV202086     ROCKY III     VHS                                       $3.19     $0.08     $0.00     $0.00     $3.27
MV202087     DUPLICATE MAN, THE     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40
MV202088     COUNTERWEIGHT     VHS                                   $2.40     $0.00     $0.00     $0.00     $2.40
MV202106     EVERYTHING SEX     VHS                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV202115     FORTUNE COOKIE     VHS                                  $3.56     $0.00     $0.00     $0.00     $3.56
MV202116     BAREFOOT CONTESSA     VHS                               $3.67     $0.00     $0.00     $0.00     $3.67
MV202117     BRAIN COLONEL BARHAM     VHS                            $2.40     $0.00     $0.00     $0.00     $2.40
MV202118     PREMONITION, THE     VHS                                $2.40     $0.00     $0.00     $0.00     $2.40
MV202121     PROBE (OUTER LIMITS)     VHS                            $2.40     $0.00     $0.00     $0.00     $2.40
MV202133     RUN SILENT RUN DEEP     VHS                             $3.05     $0.00     $0.00     $0.00     $3.05
MV202251     KISS ME DEADLY     VHS                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV202258     FUNNY THING WAY FORUM     VHS                           $3.15     $0.00     $0.00     $0.00     $3.15
MV202266     GALLANT HOURS, THE     VHS                              $3.36     $0.00     $0.00     $0.00     $3.36
MV202267     ON THE BEACH     VHS                                    $3.67     $0.00     $0.00     $0.00     $3.67
MV202269     BIRDMAN OF ALCATRAZ     VHS                             $4.54     $0.00     $0.00     $0.00     $4.54
MV202326     BRIDE WORE BLACK     VHS                                $3.22     $0.00     $0.00     $0.00     $3.22
MV202327     BURN     VHS                                            $3.32     $0.00     $0.00     $0.00     $3.32
MV202328     FELLINI'S ROMA     VHS                                  $3.36     $0.00     $0.00     $0.00     $3.36
MV202329     LA CAGE AUX FOLLES II     VHS                           $3.19     $0.00     $0.00     $0.00     $3.19
MV202330     MISSISSIPPI MERMAID     VHS                             $3.22     $0.00     $0.00     $0.00     $3.22
MV202331     MUSIC LOVERS, THE     VHS                               $3.46     $0.00     $0.00     $0.00     $3.46
MV202332     SMALL CHANGE     VHS                                    $3.22     $0.00     $0.00     $0.00     $3.22
MV202333     STORY OF ADELE H.                                       $3.15     $0.00     $0.00     $0.45     $3.15
MV202334     XX/NA VERONICA VOSS                                     $3.22     $0.00     $0.00     $0.00     $3.22
MV202335     WILD CHILD                                              $3.01     $0.00     $0.00     $0.00     $3.01
MV202359     GARBO TALKS     VHS                                     $3.19     $0.00     $0.00     $0.00     $3.19
MV202361     HOSPITAL, THE                                           $3.19     $0.00     $0.00     $0.00     $3.19
MV202362     KISS ME STUPID                                          $3.56     $0.00     $0.00     $0.00     $3.56
MV202363     NIGHT THEY RAIDED MINSKY'S                              $3.15     $0.00     $0.00     $0.00     $3.15
MV202365     THOUSAND CLOWNS, A                                      $3.36     $0.00     $0.00     $0.00     $3.36
MV202370     KING AND FOUR QUEENS                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV202414     DEVIL'S BRIGADE, THE     VHS                            $3.67     $0.00     $0.00     $0.00     $3.67
MV202432     NOOSE HANGS HIGH, THE                                   $2.85     $0.00     $0.00     $0.00     $2.85
MV200433     DANCE WITH ME-CC                                        $2.96     $0.00     $0.00     $0.00     $2.96
MV202510     FUGITIVE KIND, THE     VHS                              $3.46     $0.00     $0.00     $0.00     $3.46
MV202511     TRAIN, THE     VHS                                      $3.67     $0.00     $0.00     $0.00     $3.67
MV202512     TOMORROW IS FOREVER                                     $3.19     $0.00     $0.00     $0.00     $3.19
MV202517     WITNESS FOR PROSECUTION      VHS                        $3.36     $0.00     $0.00     $0.00     $3.36
MV202542     BILLIE                                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV202595     MAGIC SWORD, THE     VHS                                $2.96     $0.00     $0.00     $0.00     $2.96
MV202638     DEVIL'S DISCIPLE     VHS                                $2.96     $0.00     $0.00     $0.00     $2.96
MV202639     NAKED EDGE, THE     VHS                                 $3.15     $0.00     $0.00     $0.00     $3.15

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV202640     NOT AS A STRANGER     VHS                               $4.23     $0.00     $0.00     $0.00     $4.23
MV202642     PRESSURE POINT     VHS                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV292643     RANCHO DELUXE     VHS                                   $3.05     $0.00     $0.00     $0.00     $3.05
MV202645     KENTUCKIAN, THE     VHS                                 $3.19     $0.00     $0.00     $0.00     $3.19
MV202646     PRIDE AND THE PASSION, THE                              $3.67     $0.00     $0.00     $0.00     $3.67
MV202647     TRAPEZE                                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV202695     BOY DID I GET A WRONG NUMBER                            $3.15     $0.00     $0.00     $0.00     $3.15
MV202717     RED STAR ONE (J BOND JR)     VHS                        $1.85     $0.00     $0.00     $0.00     $1.85
MV202718     GOLDIE GOLD SCAM (BOND JR)     VHS                      $1.05     $0.00     $0.00     $0.00     $1.85
MV202721     BEGINNING (J BOND JR)     VHS                           $1.85     $0.00     $0.00     $0.00     $1.85
MV202722     RACE AGAINST DISASTER (J BOND JR)     VHS               $1.85     $0.00     $0.00     $0.00     $1.85
MV202723     DANCE TOREADORS (J BOND JR)    VHS                      $1.85     $0.00     $0.00     $0.00     $1.85
MV202726     DR NO (REMASTERED)     VHS                              $3.32     $0.08     $0.00     $0.00     $3.40
MV202727     GOLDFINDER (REMASTERED)     VHS                         $3.23     $0.08     $0.00     $0.65     $3.96
MV202728     FROM RUSSION W/LOVE (REMAST)     VHS                    $3.36     $0.08     $0.00     $0.00     $3.44
MV202729     THUNDERBALL (REMASTERED)     VHS                        $3.58     $0.08     $0.00     $0.65     $4.31
MV202730     YOU ONLY LIVE TWICE (REMASTERED)     VHS                $3.27     $0.08     $0.00     $0.65     $4.00
MV202731     ON MAJESTY SECRETS - REMAST     VHS                     $4.30     $0.08     $0.00     $0.65     $5.03
MV202732     DIAMONDS ARE FOREVER - REMAS     VHS                    $3.37     $0.08     $0.00     $0.65     $4.10
MV202733     LIVE AND LET DIE (REVISED)     VHS                      $3.37     $0.08     $0.00     $0.65     $4.10
MV202734     MAN W/GOLDEN GUN (REVISED)     VHS                      $3.47     $0.08     $0.00     $0.65     $4.20
MV202735     SPY WHO LOVED ME (REVISED)     VHS                      $3.47     $0.08     $0.00     $0.65     $4.20
MV202736     MOONRAKER (REVISED)     VHS                             $3.47     $0.08     $0.00     $0.65     $4.20
MV202737     FOR YOUR EYES ONLY (REVISED)     VHS                    $3.47     $0.08     $0.00     $0.65     $4.20
MV202738     OCTOPUSSY (REVISED)     VHS                             $3.58     $0.08     $0.00     $0.65     $4.31
MV202739     VIEW TO A KILL, A (REVISED)     VHS                     $3.58     $0.08     $0.00     $0.65     $4.31
MV202741     EIFFEL MISSILE (J BOND JR)     VHS                      $1.85     $0.00     $0.00     $0.00     $1.85
MV202742     NO SUCH LOCH (J BOND JR)     VHS                        $1.85     $0.00     $0.00     $0.00     $1.85
MV202743     CHILLING AFFAIR (J BOND JR)     VHS                     $1.85     $0.00     $0.00     $0.00     $1.85
MV202764     AMERICAN NINJA #3     VHS                               $3.05     $0.00     $0.00     $0.00     $3.05
MV202765     CYBORG                                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV202767     DREAMCHILD                                              $3.05     $0.00     $0.00     $0.00     $3.05
MV202770     CRACKHOUSE                                              $3.05     $0.00     $0.00     $0.00     $3.05
MV202772     BELLMAN AND TRUE                                        $3.46     $0.00     $0.00     $0.00     $3.46
MV202773     FIVE CORNERS                                            $3.05     $0.00     $0.00     $0.00     $3.05
MV202775     TRACK 29                                                $3.05     $0.00     $0.00     $0.00     $3.05
MV202786     PASSION OF ANNA                                         $3.19     $0.00     $0.00     $0.00     $3.19
MV202788     SHAME                                                   $3.19     $0.00     $0.00     $0.00     $3.19
MV202789     PERSONA                                                 $2.96     $0.00     $0.00     $0.00     $2.96
MV202791     GREEN ROOM                                              $3.15     $0.00     $0.00     $0.00     $3.15
MV202800     EMPEROR'S NEW CLOTHES     VHS                           $2.96     $0.00     $0.00     $0.00     $2.96
MV202801     LITTLE RED RIDING HOOD     VHS                          $2.96     $0.00     $0.00     $0.00     $2.96
MV202802     SLEEPING BEAUTY     VHS                                 $3.05     $0.00     $0.00     $0.00     $3.05


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202814     TEACHERS                                                $3.22     $0.00     $0.00     $0.00     $3.22
MV202815     ROMANTIC COMEDY                                         $3.19     $0.00     $0.00     $0.00     $3.19
MV202860     CHARLIE CHAN IN THE SECRET SERVICE                      $2.61     $0.00     $0.00     $0.00     $2.61
MV202861     CHARLIE CHAN-SHANGHAI COBRA                             $2.73     $0.00     $0.00     $0.00     $2.73
MV202862     CHARLIE CHAN-MEETING AT MIDNIGHT                        $2.73     $0.00     $0.00     $0.00     $2.73
MV202863     CHARLIE CHAN-JADE MASK                                  $2.73     $0.00     $0.00     $0.00     $2.73
MV202864     CHARLIE CHAN-SCARLET CLUE                               $2.73     $0.00     $0.00     $0.00     $2.73
MV202876     WORLD OF HENRY ORIENT, THE                              $3.22     $0.00     $0.00     $0.00     $3.22
MV202910     WHAT'S THE MATTER W/HELEN     VHS                       $3.15     $0.00     $0.00     $0.00     $3.15
MV202913     BEAUTY AND THE BEAST                                    $2.05     $0.00     $0.00     $0.00     $2.85
MV202934     HOUR OF THE WOLF                                        $3.01     $0.00     $0.00     $0.00     $3.01
MV202938     PINK PANTHER'S LAUGH FESTIVAL                           $2.20     $0.00     $0.00     $0.00     $2.20
MV202939     PINK PANTHER'S COMIC CAPERS                             $2.20     $0.00     $0.00     $0.00     $2.20
MV202940     PINK PANTHER'S CARTOON CALVALCADE                       $2.10     $0.00     $0.00     $0.00     $2.10
MV202941     PINK PANTHER ON PARADE                                  $2.10     $0.00     $0.00     $0.00     $2.10
MV202942     PINK PANTHER'S GREATEST HITS                            $2.20     $0.00     $0.00     $0.00     $2.20
MV202943     PINK PANTHER'S ZANIEST ADVENTURES                       $2.10     $0.00     $0.00     $0.00     $2.10
MV202949     SHAKE HANDS WITH THE DEVIL                              $1.85     $0.00     $0.00     $0.00     $1.85
MV202957     DUEL AT DIABOLO                                         $3.22     $0.00     $0.00     $0.00     $3.22
MV202958     INVITATION TO A GUNFIGHTER                              $3.05     $0.00     $0.00     $0.00     $3.05
MV202960     LAWMAN                                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV202961     VALDEZ IS COMING                                        $3.05     $0.00     $0.00     $0.00     $3.05
MV202962     MAN WHO LOVED WOMEN, THE                                $3.36     $0.00     $0.00     $0.00     $3.36
MV203008     RED PLANET MARS                                         $0.00     $0.00     $0.00     $0.00     $0.00
MV203009     MONSTER THAT CHALLENGED THE WORLD                       $0.00     $0.00     $0.00     $0.00     $0.00
MV203010     RETURN OF DRACULA                                       $0.00     $0.00     $0.00     $0.00     $0.00
MV203026     ONE MAN'S WAY                                           $3.22     $0.00     $0.00     $0.00     $3.22
MV203030     CALL ME BWANA                                           $3.19     $0.00     $0.00     $0.00     $3.19
MV203033     STARDUST MEMORIES                                       $3.01     $0.00     $0.00     $0.00     $3.01
MV203034     AFTER THE FOX                                           $3.19     $0.00     $0.00     $0.00     $3.19
MV203039     ALONG CAME JONES                                        $3.05     $0.00     $0.00     $0.00     $3.05
MV203040     CASANOVA BROWN                                          $3.05     $0.00     $0.00     $0.00     $3.05
MV203043     RETURN TO PARADISE                                      $3.01     $0.00     $0.00     $0.00     $3.01
MV203045     BUONA SERA, MRS. CAMPBELL                               $3.32     $0.00     $0.00     $0.00     $3.32
MV203046     IF ITS TUE/MUST BE BELGIU                               $3.15     $0.00     $0.00     $0.00     $3.15
MV203056     CAST A GIANT SHADOW                                     $4.24     $0.00     $0.00     $0.00     $4.24
MV203058     PARIS BLUES                                             $3.15     $0.00     $0.00     $0.00     $3.15
MV203068     ACROSS 110TH STREET                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV203069     LAST EMBRACE                                            $3.15     $0.00     $0.00     $0.00     $3.15
MV203071     MARTIN'S DAY                                            $3.15     $0.00     $0.00     $0.00     $3.15
MV203072     HOLCROFT COVENANT, THE                                  $3.32     $0.00     $0.00     $0.00     $3.32
MV203073     KEATON'S COP                                            $3.15     $0.00     $0.00     $0.00     $3.15
MV203076     WILD GEESE II                                           $3.56     $0.00     $0.00     $0.00     $3.56


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV203077     COPS AND ROBBERS                                        $3.01     $0.00     $0.00     $0.00     $3.01
MV203079     COTTON COMES TO HARLEM                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV203087     FOXES                                                   $3.19     $0.00     $0.00     $0.00     $3.19
MV203088     FROM NOON TIL THREE                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV203102     END, THE                                                $3.15     $0.00     $0.00     $0.00     $3.15
MV203105     FUZZ                                                    $3.05     $0.00     $0.00     $0.00     $3.05
MV203107     GERONIMO                                                $3.19     $0.00     $0.00     $0.00     $3.19
MV203112     HAPPY BIRTHDAY, GEMINI                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV203117     HOODLUM PRIEST, THE                                     $3.19     $0.00     $0.00     $0.00     $3.19
MV203118     HOUR OF THE GUN                                         $3.19     $0.00     $0.00     $0.00     $3.19
MV203122     INDIAN FIGHTER, THE                                     $3.01     $0.00     $0.00     $0.00     $3.01
MV203136     ORGANIZATION, THE                                       $3.19     $0.00     $0.00     $0.00     $3.19
MV203137     OUTSIDE MAN, THE                                        $3.19     $0.00     $0.00     $0.00     $3.19
MV203154     SCORPIO                                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV203163     STAY HUNGRY                                             $3.15     $0.00     $0.00     $0.00     $3.15
MV203164     THEY CALL ME MR. TIBBS                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV203167     NAVAJO JOE                                              $3.05     $0.00     $0.00     $0.00     $3.05
MV203168     NED KELLY                                               $3.19     $0.00     $0.00     $0.00     $3.19
MV203169     WHAT DID YOU DO IN THE WAR DADDY?                       $3.36     $0.00     $0.00     $0.00     $3.36
MV203170     JOE                                                     $3.22     $0.00     $0.00     $0.00     $3.22
MV203171     SECRET OF THE ICE CAVE                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV203172     SLUMBER PARTY                                           $3.01     $0.00     $0.00     $0.00     $3.01
MV203173     SWAP, THE                                               $2.96     $0.00     $0.00     $0.00     $2.96
MV203848     SOME LIKE IT HOT     VHS                                $3.46     $0.00     $0.00     $0.00     $3.46
MV203849     PINK PANTHER, THE     VHS                               $3.36     $0.00     $0.00     $0.00     $3.36
MV203855     POCKETFUL OF MIRACLES     VHS                           $4.23     $0.00     $0.00     $0.00     $4.23
MV203900     CHARLIE CHAN--CHINESE CAT                               $2.73     $0.00     $0.00     $0.00     $2.73
MV203988     NAMU, THE KILLER WHALE                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV203989     HUCKLEBERRY FINN (1974)                                 $3.36     $0.00     $0.00     $0.00     $3.36
MV204524     BLOOD ON SATAN'S CLAW                                   $3.15     $0.00     $0.00     $0.00     $3.15
MV204525     CRUCIBLE OF HONOR                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV204526     DRACULA'S LAST RITES                                    $3.01     $0.00     $0.00     $0.00     $3.01
MV204612     JACKIE ROBINSON STORY, THE                              $2.85     $0.00     $0.00     $0.00     $2.85
MV300262     ROLLERBALL     VHS                                      $3.56     $0.00     $0.00     $0.00     $3.56
MV300302     XX/NA MOTOWN 25                                         $3.56     $0.00     $0.00     $0.00     $3.56
MV300337     F.I.S.T.     SILVER                                     $4.30     $0.00     $0.00     $0.45     $4.75
MV300481     PINK PANTHER: PINKABOO     VHS                          $2.50     $0.00     $0.00     $0.00     $2.50
MV300541     PINK PANTHER: FLY IN PINK     VHS                       $2.50     $0.00     $0.00     $0.00     $2.50
MV300542     PINK PANTHER--TICKLED PINK     VHS                      $2.50     $0.00     $0.00     $0.00     $2.50
MV300632     XX/NA LASSIE'S GREAT ADV     VHS                        $3.19     $0.00     $0.00     $0.00     $3.19
MV300643     KOOKY CLASSICS*     VHS                                 $2.31     $0.00     $0.00     $0.53     $2.84
MV300688     HOLLYWOOD CLOWNS     VHS                                $2.21     $0.00     $0.00     $0.43     $2.64
MV300691     XX HAVE I GOT STORY*     VHS                            $2.40     $0.00     $0.00     $0.53     $2.93

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV300710     XX/NA MITCH MILLER HOLIDAYS     VHS                     $2.31     $0.00     $0.00     $0.43     $2.74
MV300729     XX/NA MAGIC OF LASSIE     VHS                           $3.19     $0.00     $0.00     $0.00     $3.19
MV300734     ODDS ARE     VHS                                        $2.40     $0.00     $0.00     $0.53     $2.93
MV300744     STUDS LONIGAN     VHS                                   $3.06     $0.00     $0.00     $0.53     $3.59
MV300750     XX DR BERGER     VHS                                    $2.40     $0.00     $0.00     $0.53     $2.93
MV300859     XX/NA BOBBY SHORT     VHS                               $2.52     $0.00     $0.00     $0.53     $3.05
MV300870     BRING ME HEAD ALFREDO     VHS     SILVER                $3.23     $0.00     $0.00     $0.45     $3.68
MV300871     ELECTRA GLIDE/BLUE     VHS     SILVER                   $3.23     $0.00     $0.00     $0.45     $3.68
MV300929     XX/NA LONE RANGER: CLUE                                 $2.70     $0.00     $0.00     $0.53     $3.23
MV301042     XX/NA LIVING INXS                                       $2.21     $0.00     $0.00     $0.43     $2.64
MV301069     PRINCE'S TRUST CONCERT     VHS                          $2.50     $0.00     $0.00     $0.00     $2.50
MV301093     XX/NA LASSIE IN MIRACLE     VHS                         $2.92     $0.00     $0.00     $0.53     $3.45
MV301106     LONELY HEARTS     VHS                                   $3.09     $0.00     $0.00     $0.53     $3.62
MV301107     NIGHT OF HUNTER     VHS                                 $3.05     $0.00     $0.00     $0.00     $3.05
MV301108     TARAS BULBA     VHS                                     $3.56     $0.00     $0.00     $0.00     $3.56
MV301267     MARTY     VHS                                           $3.05     $0.00     $0.00     $0.00     $3.05
MV301270     TWELVE ANGRY MEN     VHS                                $3.15     $0.00     $0.00     $0.00     $3.15
MV301294     WILBY CONSPIRACY     VHS     SILVER                     $3.09     $0.00     $0.00     $0.45     $3.54
MV301297     REPORT COMMISSIONER     VHS     SILVER                  $3.23     $0.00     $0.00     $0.45     $3.68
MV301298     PORK CHOP HILL     VHS     SILVER                       $3.06     $0.00     $0.00     $0.45     $3.51
MV301303     EYE OF THE NEEDLE      SILVER                           $3.23     $0.00     $0.00     $0.45     $3.68
MV301304     KILLER ELITE, THE     VHS   SILVER                      $3.37     $0.00     $0.00     $0.45     $3.62
MV301321     NEW YORK NEW YORK     VHS     DBLCPR                    $5.53     $0.00     $0.00     $0.45     $5.98
MV301385     FELLINI SATYRICON     VHS                               $3.67     $0.00     $0.00     $0.00     $3.67
MV301411     STILL OF THE NIGHT     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV301427     GREAT TRAIN ROBBERY     VHS                             $3.32     $0.00     $0.00     $0.00     $3.32
MV301428     COMING HOME     VHS                                     $3.56     $0.00     $0.00     $0.00     $3.56
MV301431     WHITE LIGHTNING     VHS                                 $3.19     $0.00     $0.00     $0.00     $3.19
MV301434     SWEET SMELL SUCCESS     VHS                             $3.15     $0.00     $0.00     $0.00     $3.15
MV301450     REAGAN YEARS, THE     VHS                               $2.79     $0.00     $0.00     $0.00     $2.79
MV301455     EXODUS                                                  $6.43     $0.00     $0.00     $0.45     $6.88
MV301464     HAWAII     VHS     GOLD                                 $6.06     $0.00     $0.00     $0.45     $6.51
MV301465     GOOD, BAD & UGLY     VHS-COPPERF                        $5.68     $0.00     $0.00     $0.45     $6.13
MV301522     BATTLE OF BRITAIN     VHS                               $3.67     $0.00     $0.00     $0.00     $3.67
MV301524     TAKING PELHAM 123                                       $3.19     $0.00     $0.00     $0.00     $3.19
MV301527     GONE W/WIND: MAKING LEGEND     VHS                      $3.46     $0.00     $0.00     $0.00     $3.46
MV301536     JUDGEMENT NUREMBERG     VHS     DBLCPR                  $6.11     $0.00     $0.00     $0.45     $6.56
MV301561     ALAMO(LTRBX)     VHS     DBLCPR                         $5.88     $0.00     $0.00     $0.45     $6.33
MV301578     I COULD GO/SINGING     VHS                              $3.19     $0.00     $0.00     $0.00     $3.19
MV301601     ELMER GANTRY     VHS                                    $4.54     $0.00     $0.00     $0.00     $4.54
MV301623     GATOR                                                   $3.36     $0.00     $0.00     $0.00     $3.36
MV301658     GREATEST STORY TOLD     VHS     DBLCPR                  $6.22     $0.00     $0.00     $0.45     $6.67
MV301660     GEORGE WASHINGTON FORGING A NATION                      $6.11     $0.00     $0.00     $0.45     $6.56

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV301730     KINGS GO FORTH     VHS                                  $3.32     $0.00     $0.00     $0.00     $3.32
MV301733     LAST TANGO "X" RATED     VHS                            $3.56     $0.00     $0.00     $0.00     $3.56
MV301735     PATHS OF GLORY     VHS                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV301759     SEPARATE TABLES     VHS                                 $3.19     $0.00     $0.00     $0.00     $3.19
MV301760     WOMEN IN LOVE     VHS                                   $3.67     $0.00     $0.00     $0.00     $3.67
MV301762     LILIES OF THE FIELD     VHS                             $3.15     $0.00     $0.00     $0.00     $3.15
MV301775     BEST MAN, THE     VHS                                   $3.19     $0.00     $0.00     $0.00     $3.19
MV301791     LAST TANGO "R" RATED     VHS                            $3.56     $0.00     $0.00     $0.00     $3.56
MV301824     CHILD IS WAITING     VHS                                $3.22     $0.00     $0.00     $0.00     $3.22
MV301838     BRIDGE TOO FAR, A     VHS     DBLCPR                    $5.89     $0.00     $0.00     $0.45     $6.34
MV302176     HALLELUJAH TRAIL, THE     VHS     DBLCPR                $5.72     $0.00     $0.00     $0.45     $6.17
MV302193     IT'S MAD MAD WORLD     VHS     DBLCPR                   $7.37     $0.00     $0.00     $0.45     $7.82
MV302581     ALAMO, THE (RESTORED)     VHS     DBLCPR                $7.60     $0.00     $0.00     $0.45     $8.05
MV303584     FOUR DAYS IN NOVEMBER     VHS                           $3.46     $0.00     $0.00     $0.00     $3.46
MV400179     XX PRINCE'S ROCK GALA     VHS                           $2.40     $0.00     $0.00     $0.43     $2.83
MV400187     XX/NA OPERA VOL 1     VHS                               $2.40     $0.00     $0.00     $0.43     $2.83
MV400205     KIDS FROM FAME     VHS                                  $2.70     $0.00     $0.00     $0.43     $3.13
MV400212     XX/NA OPERA VOL 2     VHS                               $2.40     $0.00     $0.00     $0.43     $2.83
MV400213     XX/NA OPERA VOL 3     VHS                               $2.40     $0.00     $0.00     $0.43     $2.83
MV400214     XX/NA DEAR DIARY     VHS                                $1.76     $0.00     $0.00     $0.43     $2.19
MV400268     PINK FLOYD--THE WALL     VHS                            $3.15     $0.00     $0.00     $0.00     $3.15
MV400299     XX/NA DOLL'S HOUSE     VHS                              $2.92     $0.00     $0.00     $0.43     $3.35
MV400327     XX/NA COMEDIAN, THE                                     $2.92     $0.00     $0.00     $0.43     $3.35
MV400376     XX SOLDIER'S TALE                                       $2.31     $0.00     $0.00     $0.43     $2.74
MV400460     XX EVERYTHING COMPUTER     VHS                          $2.86     $0.00     $0.00     $0.43     $3.29
MV400489     PINK FIRST SIGHT     VHS                                $2.30     $0.00     $0.00     $0.00     $2.30
MV400584     XX/NA LONE RANGER, THE                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV400648     XX/NA SINATRA PORTRAIT                                  $2.40     $0.00     $0.00     $0.43     $2.83
MV401051     HOROWITZ IN MOSCOW     VHS                              $3.22     $0.00     $0.00     $0.00     $3.22
MV401057     XX GRT AMERICAN BASH #     VHS                          $3.47     $0.00     $0.00     $0.53     $4.00
MV401085     HOROWITZ--ROMANTIC     VHS                              $2.92     $0.00     $0.00     $0.43     $3.35
MV402307     XX FISTFUL OF $/FOR FEW $                               $6.66     $0.00     $0.00     $0.65     $7.31
MV500158     XX/NA GREAT SPACECOASTER     VHS                        $2.40     $0.00     $0.00     $0.43     $2.83
MV500176     DR SEUSS VIDEO     VHS                                  $2.31     $0.00     $0.00     $0.43     $2.74
MV500177     NUTCRACKER, THE     VHS                                 $2.85     $0.00     $0.00     $0.00     $2.85
MV500178     XX/NA DUKE ELLINGTON     VHS                            $2.92     $0.00     $0.00     $0.43     $3.35
MV500218     XX/NA WASN'T THAT A TIME     VHS                        $2.70     $0.00     $0.00     $0.43     $3.13
MV500231     THUNDERBIRDS ARE GO                                     $2.96     $0.00     $0.00     $0.43     $3.39
MV500267     THUNDERBIRDS SIX                                        $2.92     $0.00     $0.00     $0.43     $3.35
MV600194     GIRL GROUPS     VHS                                     $3.01     $0.00     $0.00     $0.00     $3.01
MV600219     XX/NA CAROLE KING     VHS                               $2.40     $0.00     $0.00     $0.43     $2.83
MV600227     BRIMSTONE & TREACLE                                     $2.92     $0.00     $0.00     $0.43     $3.35
MV600232     XX/NA START TO FINISH     VHS                           $2.92     $0.00     $0.00     $0.43     $3.35

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV600244     TREASURE FOUR CROWNS     VHS                            $3.09     $0.00     $0.00     $0.43     $3.52
MV600246     XX/NA KIPPERBANG     VHS                                $2.86     $0.00     $0.00     $0.43     $3.29
MV600297     INVASION BODY SNATCHERS     VHS     SILVER              $3.27     $0.00     $0.00     $0.45     $3.72
MV600300     XX/NA KAMKAZI '89                                       $3.13     $0.00     $0.00     $0.43     $3.56
MV600303     XX OPERATION THUNDERBLT     VHS                         $3.47     $0.00     $0.00     $0.43     $3.90
MV600311     SEPARATE TABLES                                         $3.27     $0.00     $0.00     $0.43     $3.70
MV600317     XX COOL CATS                                            $2.76     $0.00     $0.00     $0.43     $3.19
MV600330     XX/NA COMEBACK     VHS                                  $3.13     $0.00     $0.00     $0.43     $3.56
MV600331     XX EVERLY BROS REUNION     VHS                          $2.63     $0.00     $0.00     $0.43     $3.06
MV600366     XX/NA EVERLY BROS ODYSSEY     VHS                       $2.76     $0.00     $0.00     $0.43     $3.19
MV600367     XX/NA UNAPPROACHABLE     VHS                            $3.06     $0.00     $0.00     $0.43     $3.49
MV600406     XX SHARK'S TREASURE     VHS                             $3.06     $0.00     $0.00     $0.43     $3.49
MV600418     AUDREY ROSE*     VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV600449     BURNT OFFERINGS                                         $3.36     $0.00     $0.00     $0.00     $3.36
MV600453     MR. MAJESTYK     VHS     SILVER                         $3.09     $0.00     $0.00     $0.45     $3.54
MV600454     LONG RIDERS     VHS                                     $3.19     $0.00     $0.00     $0.00     $3.19
MV600455     HOW I WON THE WAR                                       $3.23     $0.00     $0.00     $0.43     $3.66
MV600456     XX YOUNG WARRIORS     VHS                               $3.09     $0.00     $0.00     $0.43     $3.52
MV600468     XX SAFARI 3000     VHS                                  $2.96     $0.00     $0.00     $0.43     $3.39
MV600491     XX GREAT SKYCOPTER RS     VHS                           $3.06     $0.00     $0.00     $0.43     $3.49
MV600534     XX TREASURE SEEKER     VHS                              $2.92     $0.00     $0.00     $0.43     $3.35
MV600576     ALEXANDER THE GREAT     VHS                             $4.24     $0.00     $0.00     $0.00     $4.24
MV600581     HOUSE WHERE EVIL DWELLS, THE                            $3.01     $0.00     $0.00     $0.00     $3.01
MV600590     MIRACLE WORKER     VHS                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV600598     XX DEVIL'S TRIANGLE     VHS                             $2.31     $0.00     $0.00     $0.43     $2.74
MV600654     XX SOLDIER OF NIGHT     VHS                             $2.92     $0.00     $0.00     $0.43     $3.35
MV600655     XX CITY'S EDGE     VHS                                  $2.92     $0.00     $0.00     $0.43     $3.35
MV600657     XX/NA FINAL EXECUTIONER                                 $2.96     $0.00     $0.00     $0.43     $3.39
MV600659     NEVER ON SUNDAY*     VHS                                $3.05     $0.00     $0.00     $0.00     $3.05
MV200674     XX/NA LOVE SCENES     VHS                               $2.86     $0.00     $0.00     $0.43     $3.29
MV600678     XX/NA NORTHEAST OF SEOUL     VHS                        $2.86     $0.00     $0.00     $0.43     $3.29
MV600679     XX PRIVATE MANEUVERS     VHS                            $2.86     $0.00     $0.00     $0.43     $3.29
MV600684     XX VIOLENT BREED, THE     VHS                           $2.96     $0.00     $0.00     $0.43     $3.39
MV600721     XX/NA SHARMA & BEYOND     VHS                           $2.86     $0.00     $0.00     $0.43     $3.29
MV600722     XX/NA ARTHUR HALLOWED     VHS                           $2.76     $0.00     $0.00     $0.43     $3.19
MV600723     XX/NA FOREVER YOUNG                                     $2.92     $0.00     $0.00     $0.43     $3.35
MV600724     XX/NA THOSE GLORY DAYS                                  $2.96     $0.00     $0.00     $0.43     $3.39
MV600725     XX/NA SECRETS                                           $2.76     $0.00     $0.00     $0.43     $3.19
MV600726     CHILLY SCENES                                           $3.15     $0.00     $0.00     $0.00     $3.15
MV600733     LUPO     VHS                                            $3.06     $0.00     $0.00     $0.43     $3.49
MV600742     XX SOUTHHELL MOUNTN     VHS                             $2.86     $0.00     $0.00     $0.43     $3.29
MV600760     I WANT TO LIVE     VHS                                  $3.46     $0.00     $0.00     $0.00     $3.46
MV600839     XX/NA WINTER FLIGHT                                     $3.09     $0.00     $0.00     $0.43     $3.52

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV600872     FISTFUL DYNAMITE, A     VHS                             $4.15     $0.00     $0.00     $0.43     $4.58
MV600878     BOUND FOR GLORY     VHS                                 $4.54     $0.00     $0.00     $0.00     $4.54
MV600882     ONE TWO THREE     VHS                                   $3.22     $0.00     $0.00     $0.00     $3.22
MV600884     WOODY GUTHRIE                                           $2.70     $0.00     $0.00     $0.43     $3.13
MV600901     MOTEL HELL     VHS                                      $3.19     $0.00     $0.00     $0.00     $3.19
MV600902     THEATRE OF BLOOD     VHS                                $3.09     $0.00     $0.00     $0.43     $3.52
MV601121     GUNS MAGNIFICENT 7     VHS                              $3.22     $0.00     $0.00     $0.00     $3.22
MV601123     UNFORGIVEN, THE     VHS                                 $3.46     $0.00     $0.00     $0.00     $3.46
MV601138     RETURN OF THE 7     VHS                                 $3.15     $0.00     $0.00     $0.00     $3.15
MV601146     FOLLOW THAT DREAM     VHS                               $3.36     $0.00     $0.00     $0.00     $3.36
MV601147     FRANKIE & JOHNNY     VHS     SILVER                     $2.92     $0.00     $0.00     $0.45     $3.37
MV601161     TWICE TOLD TALES     VHS                                $3.46     $0.00     $0.00     $0.00     $3.46
MV601162     DONOVAN'S BRAIN     VHS                                 $2.96     $0.00     $0.00     $0.00     $2.96
MV601453     THUNDER ROAD     VHS                                    $3.05     $0.00     $0.00     $0.00     $3.05
MV602129     ROCKY 4PACK (I,II,III,IV)     VHS                      $13.06     $0.32     $0.00     $1.77    $15.15
MV700154     CUTTER'S WAY     VHS                                    $3.22     $0.00     $0.00     $0.00     $3.22
MV700166     COMPLEAT BEATLES     VHS                                $3.36     $0.00     $0.00     $0.00     $3.36
MV700172     BEAST WITHIN     VHS                                    $3.06     $0.00     $0.00     $0.43     $3.49
MV700186     ENTER THE NINJA     VHS                                 $3.19     $0.00     $0.00     $0.00     $3.19
MV700193     MIDNIGHT COWBOY                                         $3.32     $0.00     $0.00     $0.00     $3.32
MV700295     HEAVEN'S GATE     VHS     DBLCPR                        $6.45     $0.00     $0.00     $0.45     $6.90
MV700325     XX HOUSE LONG SHADOWS     VHS                           $3.09     $0.00     $0.00     $0.43     $3.52
MV700457     XX/NA CITY LVR/CTRY     VHS                             $3.37     $0.00     $0.00     $0.43     $3.80
MV700488     PENITENTIARY 2                                          $3.13     $0.00     $0.00     $0.43     $3.56
MV700579     VIKINGS, THE     VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV700593     XX SWORD OF VALIANT     VHS                             $3.09     $0.00     $0.00     $0.43     $3.52
MV700675     EQUUS     VHS                                           $4.15     $0.00     $0.00     $0.43     $4.58
MV701054     CLAMBAKE     VHS     SILVER                             $3.09     $0.00     $0.00     $0.45     $3.54
MV701055     KID GALAHAD     VHS     SILVER                          $3.06     $0.00     $0.00     $0.45     $3.51
MV800145     TRUE CONFESSIONS                                        $3.22     $0.00     $0.00     $0.00     $3.22
MV800190     XX LAST AMERICAN VIRGIN     VHS                         $2.96     $0.00     $0.00     $0.43     $3.39
MV800211     SECRET OF NIMH     VHS                                  $2.96     $0.00     $0.00     $0.00     $2.96
MV800216     JINXED                                                  $3.19     $0.00     $0.00     $0.00     $3.19
MV800221     THAT CHAMPIONSHIP SEASON     VHS                        $3.23     $0.00     $0.00     $0.43     $3.66
MV800280     XX/NA WHITE ROSE     VHS                                $3.13     $0.00     $0.00     $0.43     $3.56
MV800282     TEN TO MIDNIGHT     VHS     SILVER                      $3.09     $0.00     $0.00     $0.45     $3.54
MV800283     XX NANA                                                 $2.92     $0.00     $0.00     $0.43     $3.35
MV800318     XX/NA WICKED LADY, THE     VHS                          $3.09     $0.00     $0.00     $0.43     $3.52
MV800329     XX REVENGE NINJA     VHS                                $3.05     $0.00     $0.00     $0.00     $3.05
MV800364     FINAL OPTION                                            $3.47     $0.00     $0.00     $0.43     $3.90
MV800365     FANNY HILL                                              $2.76     $0.00     $0.00     $0.43     $3.19
MV800368     NIGHT SHOOTING STARS                                    $3.22     $0.00     $0.00     $0.00     $3.22
MV800369     INTERIORS                                               $2.96     $0.00     $0.00     $0.43     $3.39

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV800417     SAHARA                                                  $3.13     $0.00     $0.00     $0.43     $3.56
MV800420     CURSE PINK PANTHER                                      $3.23     $0.00     $0.00     $0.43     $3.66
MV800448     XX MAKING THE GRADE     VHS                             $3.09     $0.00     $0.00     $0.43     $3.52
MV800469     MANHATTAN     VHS                                       $3.15     $0.00     $0.00     $0.00     $3.15
MV800470     XX OVER BROOKLYN BRIDGE     VHS                         $3.13     $0.00     $0.00     $0.43     $3.56
MV800490     POPE GREENWICH VIL     VHS                              $3.46     $0.00     $0.00     $0.00     $3.46
MV800492     ENTRE NOUS                                              $3.32     $0.00     $0.00     $0.00     $3.32
MV800499     RED DAWN     VHS     SILVER                             $3.23     $0.00     $0.00     $0.45     $3.68
MV800516     EXTERMINATOR 2                                          $2.96     $0.00     $0.00     $0.43     $3.39
MV800517     UNTIL SEPTEMBER                                         $3.06     $0.00     $0.00     $0.43     $3.49
MV800540     GABRIELA                                                $3.06     $0.00     $0.00     $0.43     $3.49
MV800546     NINJA 3-DOMINATION     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV800548     XX/NA BLACK VENUS                                       $2.76     $0.00     $0.00     $0.43     $3.19
MV800549     XX/NA FRANK AND I                                       $2.76     $0.00     $0.00     $0.43     $3.19
MV800557     MISSING IN ACTION     SILVER                            $3.09     $0.00     $0.00     $0.45     $3.54
MV800583     XX MATA HARI                                            $3.09     $0.00     $0.00     $0.43     $3.52
MV800599     MARIA'S LOVERS                                          $3.13     $0.00     $0.00     $0.43     $3.56
MV800601     GRACE QUIGLEY                                           $2.92     $0.00     $0.00     $0.43     $3.35
MV800602     EMMANUELLE IV     VHS                                   $2.86     $0.00     $0.00     $0.43     $3.29
MV800618     ORDEAL BY INOCENCE     VHS                              $2.96     $0.00     $0.00     $0.43     $3.39
MV800642     AVIATOR, THE                                            $3.15     $0.00     $0.00     $0.00     $3.15
MV800647     XX DEJA VU/ALWAYS     VHS                               $2.96     $0.00     $0.00     $0.43     $3.39
MV800658     MISSING IN ACTION #2     VHS     SILVER                 $3.06     $0.00     $0.00     $0.45     $3.51
MV800673     XX/NA LOVE CIRCLES                                      $2.86     $0.00     $0.00     $0.43     $3.29
MV800677     ASSISI UNDERGROUND     VHS                              $3.23     $0.00     $0.00     $0.43     $3.66
MV800681     XX HERCULES #2     VHS                                  $2.92     $0.00     $0.00     $0.43     $3.35
MV800683     EUREKA     VHS                                          $3.47     $0.00     $0.00     $0.43     $3.90
MV800690     XX RAPPIN'                                              $3.05     $0.00     $0.00     $0.00     $3.05
MV800705     AMERICAN NINJA     VHS     SILVER                       $3.06     $0.00     $0.00     $0.45     $3.51
MV800728     XX ROCK & RULE                                          $2.76     $0.00     $0.00     $0.43     $3.19
MV800754     PANDEMONIUM     VHS                                     $2.86     $0.00     $0.00     $0.43     $3.29
MV800762     XX BERLIN AFFAIR     VHS                                $3.06     $0.00     $0.00     $0.43     $3.49
MV800764     INVASION USA                                            $3.22     $0.00     $0.00     $0.00     $3.22
MV800765     XX AMBASSADOR, THE     VHS                              $3.06     $0.00     $0.00     $0.43     $3.49
MV800788     XX/NA NUMBR 1/SECRT SERV                                $2.92     $0.00     $0.00     $0.43     $3.35
MV800789     XX HANGING ON A STAR     VHS                            $2.96     $0.00     $0.00     $0.43     $3.39
MV800821     DEATH WISH 3     VHS     SILVER                         $2.96     $0.00     $0.00     $0.45     $3.41
MV800838     XX/NA PSYCHO GIRLS     VHS                              $2.96     $0.00     $0.00     $0.43     $3.39
MV800866     XX/NA CAMORRA     VHS                                   $2.96     $0.00     $0.00     $0.43     $3.39
MV800867     RUNAWAY TRAIN     VHS     SILVER                        $3.23     $0.00     $0.00     $0.45     $3.68
MV800878     KING SOLOMON MN-'85     VHS                             $3.19     $0.00     $0.00     $0.00     $3.19
MV800889     XX AMERICA 3000     VHS                                 $2.96     $0.00     $0.00     $0.43     $3.39
MV800894     FOOL FOR LOVE     VHS                                   $3.13     $0.00     $0.00     $0.43     $3.56

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV800966     YOUNGBLOOD     VHS     SILVER                           $3.23     $0.00     $0.00     $0.45     $3.68
MV800987     XX/NA SILK                                              $2.86     $0.00     $0.00     $0.43     $3.29
MV800988     XX/NA DEVASTATOR, THE                                   $2.76     $0.00     $0.00     $0.43     $3.19
MV801010     ASSAULT, THE     VHS                                    $3.47     $0.00     $0.00     $0.43     $3.90
MV801022     JUNGLE RAIDERS     VHS                                  $3.09     $0.00     $0.00     $0.43     $3.52
MV801063     XX UP YOUR ANCHOR     VHS                               $2.92     $0.00     $0.00     $0.43     $3.35
MV801088     XX FIELD OF HONOR     VHS                               $2.96     $0.00     $0.00     $0.43     $3.39
MV801092     XX SALOME     VHS                                       $2.96     $0.00     $0.00     $0.43     $3.39
MV801105     XX HOUR OF ASSASSIN     VHS                             $2.96     $0.00     $0.00     $0.43     $3.39
MV801113     AMAZONS     VHS                                         $2.76     $0.00     $0.00     $0.43     $3.19
MV801114     EQUALIZER 2000     VHS                                  $2.76     $0.00     $0.00     $0.43     $3.19
MV801116     STRIPPED TO KILL     VHS                                $2.92     $0.00     $0.00     $0.43     $3.35
MV801117     DUET FOR ONE     VHS                                    $3.13     $0.00     $0.00     $0.43     $3.56
MV801156     XX/NA DUTCH TREAT     VHS                               $3.06     $0.00     $0.00     $0.43     $3.49
MV801157     NO. 1 WITH BULLET                                       $3.19     $0.00     $0.00     $0.00     $3.19
MV801166     MUNCHIES     VHS                                        $2.96     $0.00     $0.00     $0.00     $2.96
MV801283     EYE OF THE EAGLE     VHS                                $2.96     $0.00     $0.00     $0.00     $2.96
MV801326     NIGHTFALL     VHS                                       $2.96     $0.00     $0.00     $0.00     $2.96
MV801327     BIG BAD MAMA II     VHS                                 $2.96     $0.00     $0.00     $0.00     $2.96
MV801369     MANCHURIAN CANDIDATE     VHS                            $4.24     $0.00     $0.00     $0.00     $4.24
MV801407     XX BUSTING (RETAIL OFFER)     VHS                       $3.05     $0.00     $0.00     $0.00     $3.05
MV801425     EWOKS BATTLE ENDOR     VHS                              $3.15     $0.00     $0.00     $0.00     $3.15
MV801426     LAWLESS LAND     VHS                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV801433     NAKED WARRIORS     VHS                                  $2.85     $0.00     $0.00     $0.45     $2.85
MV801499     NEST, THE     VHS                                       $3.01     $0.00     $0.00     $0.45     $3.01
MV801517     CRIME ZONE     VHS                                      $3.15     $0.00     $0.00     $0.00     $3.15
MV801535     SATURDAY 14TH STRIKES BK     VHS                        $2.85     $0.00     $0.00     $0.00     $2.85
MV801540     EYE OF THE EAGLE 2     VHS                              $2.85     $0.00     $0.00     $0.00     $2.85
MV801615     DRIFTER, THE     VHS                                    $3.01     $0.00     $0.00     $0.00     $3.01
MV801638     TERROR WITHIN, THE     VHS                              $3.01     $0.00     $0.00     $0.00     $3.01
MV801639     STRIPPED TO KILL 2     VHS                              $2.96     $0.00     $0.00     $0.00     $2.96
MV801646     JIGSAW MURDERS     VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV801663     LENNY     VHS                                           $3.32     $0.00     $0.00     $0.00     $3.32
MV801669     NOWHERE TO RUN     VHS                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV801670     LORDS OF THE DEEP     VHS                               $2.85     $0.00     $0.00     $0.00     $2.85
MV801706     TIME TRACKERS     VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV801752     HEROES STAND ALONE     VHS                              $2.96     $0.00     $0.00     $0.00     $2.96
MV801753     BACK TO BACK     VHS                                    $3.05     $0.00     $0.00     $0.00     $3.05
MV801777     MASQUE RED DEATH     VHS                                $2.96     $0.00     $0.00     $0.00     $2.96
MV801799     XX/NA TRANSYLVANIA TWIST                                $2.96     $0.00     $0.00     $0.00     $2.96
MV801841     BRAIN DEAD     VHS                                      $2.96     $0.00     $0.00     $0.00     $2.96
MV801872     PRIMARY TARGET     VHS                                  $2.96     $0.00     $0.00     $0.00     $2.96
MV801809     HOLLYWOOD BLVD II     VHS                               $2.96     $0.00     $0.00     $0.00     $2.96


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE NON-TURNER VHS PRICING                    ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                          (INCL SH)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV802039     OVEREXPOSED     VHS                                     $2.96     $0.00     $0.00     $0.00     $2.96
MV802053     EWOK ADVENTURE     VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV802096     FULL FATHOM FIVE     VHS                                $2.96     $0.00     $0.00     $0.00     $2.96
MV802107     CRY IN THE WILD, A     VHS                              $2.96     $0.00     $0.00     $0.00     $2.96
MV802168     CORPORATE AFFAIRS                                       $2.96     $0.00     $0.00     $0.00     $2.96
MV802317     OFFENCE, THE                                            $3.22     $0.00     $0.00     $0.00     $3.22
MV804593     MCKENZIE BREAK                                          $3.22     $0.00     $0.00     $0.00     $3.22
MV804594     HORNET'S NEST                                           $3.32     $0.00     $0.00     $0.00     $3.32
MV900917     BIG COUNTRY, THE     VHS     DBLCPR                     $5.82     $0.00     $0.00     $0.45     $6.27
MV901436     BRIGHT LIGHTS/CITY     VHS                              $3.22     $0.00     $0.00     $0.00     $3.22
MV901671     BLOODFIST     VHS                                       $3.01     $0.00     $0.00     $0.00     $3.01
MV901871     STREETS     VHS                                         $3.01     $0.00     $0.00     $0.00     $3.01
MV902169     BLOODFIST II     VHS                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV903843     NOT OF THIS EARTH                                       $2.96     $0.00     $0.00     $0.00     $2.96
MV903905     STALIN                                                  $5.23     $0.00     $0.00     $0.00     $5.23

                                 EXHIBIT "B"
                                 -----------

                     [TO BE INSERTED BY CRITICS' CHOICE]
























                                 Exhibit "B"
                                 -----------

                                    - 1 -